Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 438,042,382
Previously Paid Amount	0
Total Fee Amount	60,493.65
Total Offset Amount	0
Net Fee	$ 60,493.65